As filed with the Securities and Exchange Commission on October 27, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2020

DWS MUNICIPAL INCOME TRUST

(Exact name of registrant as specified in its charter)

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Massachusetts (State or other Jurisdiction of incorporation)	811-05655 (Commission File Number)	36-3605060 (IRS Employer Identification No.)

875 Third Avenue
New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 454-4500

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The information in the Registrant’s Form 8-K filed on September 25, 2020 is updated as follows:

On October 20, 2020, the Securities and Exchange Commission issued a permanent order pursuant to Section 9(c) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result of the permanent order, DWS Investment Management Americas, Inc. may continue to provide investment advisory services to investment companies registered under the Investment Company Act, including the Registrant, notwithstanding the issuance of the Consent Order (as defined in the September 25, 2020 Report on Form 8-K).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2020	DWS Municipal Income Trust /s/John Millette Name: John Millette Title: Secretary

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